Exhibit 99.2

Table 1: PG&E Corporation Business Priorities 2006-2010

1.	Advance business transformation
2.	Provide attractive shareholder returns
3.	Increase investment in utility infrastructure
4.	Implement an effective energy procurement plan
5.	Improve reputation through more effective communications
6.	Evaluate the evolving industry and related investment opportunities

Table 2A: Reconciliation of PG&E Corporation’s Earnings from Operations to Consolidated Net Income in Accordance with Generally Accepted Accounting Principles (GAAP)
First Quarter 2006 vs. First Quarter 2005
(in millions, except per share amounts)

	Three months ended March 31,
	Earnings (Loss)		Earnings (Loss) per Common Share (Diluted)
	2006	2005	2006	2005
PG&E Corporation Earnings from Operations [1]	$214	$226	$0.60	$0.56
Items Impacting Comparability [2]
Energy Crisis / Chapter 11 Interest Costs [3]	-	(8)	-	(0.02)
Total	-	(8)	-	(0.02)
PG&E Corporation Earnings on a GAAP Basis	$214	$218	$0.60	$0.54

[1]	Earnings from operations exclude items impacting comparability.
[2]	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
[3]
The net effect of incremental interest costs of $8 million ($0.02 per common share), after-tax, related to remaining generator disputed claims in the Utility’s Chapter 11 proceeding, which are subject to resolution by the bankruptcy court.

Table 2B: Reconciliation of Pacific Gas and Electric Company’s Earnings from Operations to Consolidated Net Income in Accordance with GAAP
First Quarter 2006 vs. First Quarter 2005
(in millions)

	Three months ended March 31,
	Earnings (Loss)
	2006	2005

Pacific Gas and Electric Company Earnings from Operations [1]	$214	$227
Items Impacting Comparability [2]
Energy Crisis / Chapter 11 Interest Costs [3]	-	(8)
Total	-	(8)
Pacific Gas and Electric Company Earnings on a GAAP Basis	$214	$219

[1]	Earnings from operations exclude items impacting comparability.
[2]	Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP.
[3]
The net effect of incremental interest costs of $8 million, after-tax, related to remaining generator disputed claims in the Utility’s Chapter 11 proceeding, which are subject to resolution by the bankruptcy court.

Table 3: PG&E Corporation Earnings per Common Share from Operations
First Quarter 2006 vs. First Quarter 2005
($/Share, Diluted)

Q1 2005 EPS from Operations [1]	$0.56

Fewer shares outstanding	0.07
Effect of increase in authorized return on equity [2]	0.01
Gas transmission revenue	0.01
Environmental remediation [3]	0.04

Elimination of earnings on the settlement regulatory asset [4]	(0.04)
ERB Series 2 equity carrying cost credit	(0.04)
Miscellaneous items	(0.01)

Q1 2006 EPS from Operations [1]	$0.60

[1]	See Tables 2A and 2B for a reconciliation of earnings per common share, or EPS, from operations to EPS on a GAAP basis.
[2]	For 2005, Pacific Gas and Electric Company’s authorized rate of return (ROE) was 11.22%. The authorized ROE for 2006 was increased to 11.35%.
[3]
For the quarter ending March 31, 2005 Pacific Gas and Electric Company took a charge for the increased estimate of environmental remediation costs. There was no comparable charge for the quarter ending March 31, 2006.

[4]
The Utility earned a return on equity on the settlement regulatory asset through February 10, 2005 (when the first series of energy recovery bonds were issued to refinance the after-tax portion of the settlement regulatory asset) compared to 2006.

Table 4: PG&E Corporation Share Statistics
First Quarter 2006 vs. First Quarter 2005
(shares in millions, except per share amounts)

	First Quarter 2006	First Quarter 2005	% Change
Common Stock Data

Book Value per share - end of period [1]	$20.14	$20.13	0.05%

Weighted average common shares outstanding, basic	344	388	(11.34)%
Employee stock-based compensation, warrants and accelerated share repurchase program	5	4	25.00%
Weighted average common shares outstanding, diluted	349	392	(10.97)%
9.5% Convertible Subordinated Notes (participating securities)	19	19	-
Weighted average common shares outstanding and participating securities, diluted	368	411	(10.46)%

[1]	Common shareholders’ equity per common share outstanding at period end.

Source: PG&E Corporation’s Condensed Consolidated Financial Statements and the Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 5: Operational Performance Metrics
First Quarter 2006

		2005	2006
		EOY Actual	YTD Actual	YTD Target	EOY Target
1.	Overall customer satisfaction (composite of J.D. Power residential and business customer surveys)	94.0	94.5	94.0	96.0
2.	Timely bills (% billed within 35 days)	99.38%	99.53%	99.53%	99.51%
3.	Estimate of outage restoration time accuracy (% accurate)	47%	64%	50%	50%
4.	System average interruption duration index (yearly minutes per customer)	178.7	67.6	46.0	166.0
5.	System Average Interruption Frequency Index (yearly interruptions per customer)	1.34	0.43	0.33	1.31
6.	Energy Availability [1] (composite of owned generation and procured energy availability)	N/A	2.0	1.7	1.5
7.	Telephone service level (% answered within 20 seconds)	75%	76%	73%	76%
8.	Total expense per customer ($ cost of operations per customer) *	$278	$75	$74	$283
9.	Diablo Canyon performance index [2] (composite of plant performance metrics)	94.7	95.2	94.9	94.0
10.	Employee Premier Survey index [3] (composite of employee satisfaction Premier survey metrics)	64%	N/A	N/A	68%
11.	Lost workday case rate (lost workday case rate per 100 employees)	1.04	0.47	0.45	0.88

[1]	Metric is first applicable in 2006.
[2]	2005 results have been restated to maintain consistency with the actual and target values based on the recently revised industry calculation methodology.
[3]	This metric is based on a survey conducted once per calendar year, generally in the Fall.

*   The reconciliation of non-GAAP cost of operations to operating and maintenance expense for the year-to-date period is shown below:
    (in millions, except cost per customer)

GAAP Operating and Maintenance Expense, YTD Actual	$862

Public Purpose and Other Balancing Account Programs	(90)
Property Taxes	(44)
Franchise Fees & Uncollectible Expense	(31)

Cost of Operations, YTD Actual	$697
Cost of Operations, YTD Actual / 9.3MM customers	$75

DEFINITIONS OF 2006 OPERATIONAL REFORMANCE METRICS FROM TABLE 5:

1.	Overall Customer Satisfaction:

PG&E measures residential and business customer satisfaction with annual industry wide-surveys conducted by J.D. Power and Associates, as well as with proprietary studies using the same survey in intervening quarters. The overall customer satisfaction metric represents the year-to-date average of the residential and business overall customer satisfaction scores from the both the J.D. Powers-administered and proprietary surveys. The metric is calculated by first averaging the available residential and business satisfaction scores (each with 50% weighting) in each quarter and then averaging all available quarterly composite scores for the final year-to-date metric value.

2.	Timely Bills:
Measures the percentage of bills that have been issued on a timely basis to customers (i.e., within 35 days of the last scheduled meter read).

3.	Estimate of outage restoration time accuracy (ETOR):

The percentage of outage occurrences, weighted by customers affected, where the majority of customers have been given accurate outage duration information in the early stages of an outage. If the actual time of outage restoration does not occur within the two-hour window given to customers, the measure is considered “missed” for the customers affected by that outage.

4.	System average interruption duration index (SAIDI):

SAIDI is an indicator of system reliability that measures the average outage time (in minutes) that a customer experiences in a year (Total customer interruption durations / Total number of customers served).

5.	System Average Interruption Frequency Index (SAIFI):

SAIFI is an indicator of system reliability that measures the average number of interruptions that a customer experiences in a year (Total number of customer interruptions / Total number of customers served).

6.	Combined Energy Availability:

Comprised of two, equally-weighted principal components: a generation availability (GA) component and an energy procurement (EP) component, expressed on a scale of 0 to 2 (with 2 representing the greatest energy availability). The GA component is the annual average percentage of PG&E's total hydroelectric, fossil (excluding Hunters Point) and nuclear generation capacity that is physically capable of producing power. The GA component captures losses of capacity attributed to equipment failures or planned maintenance, including transmission-related events which constrain generation output. The 0.5 to 2 scale for the GA component spans between 83.57% and 89.57% availability. The EP component measures whether sufficient resources are in place to meet load requirements and to maximize the availability of ancillary services to the CAISO in order for the CAISO to maintain system reliability and to minimize the frequency of CAISO stage alerts in PG&E's service area. The Combined Energy Availability score could be impacted by either the EP component or the GA component.

7.	Telephone service level:

Measures the percentage of customer calls that have been either (1) completed by automated voice response systems for self-service, or (2) answered in 20 seconds or less by customer service representatives.

8.	Total expense per customer:

Measures the average annual cost of operations per customer and includes all budget expense items, including business unit and corporate service department expenses, casualty, benefits, severance, and insurance. This metric excludes capital-related costs such as depreciation and interest, and the commodity costs of gas and electricity. The denominator is defined as the average number of active gas and electric customer accounts for the year. This metric is an indicator of overall efficiency and productivity in delivering energy to PG&E customers.

9.	Diablo Canyon composite performance index:
Performance index is intended to provide a quantitative indication of plant performance in the areas of nuclear plant safety, reliability, and plant efficiency.

10.	Employee Premier Survey index:
Provides a comprehensive indicator of employee satisfaction that is derived averaging the percentage of favorable responses from all 40 core survey items within the Premier Survey.

11.	Lost workday case rate:

Measures the number of non-fatal injury and illness cases that (1) satisfy OSHA requirements for recordability, (2) occur in the current year, and (3) result in at least one day away from work. The rate measures how frequently new lost workday cases occur for every 200,000 hours worked, or for approximately every 100 employees.

Table 6: Pacific Gas and Electric Company Operating Statistics
First Quarter 2006 vs. First Quarter 2005

	Three Months Ending March 31,
	2006	2005

Electric Sales (in millions kWh)
Residential	7,741	7,442
Commercial	7,806	7,466
Industrial	3,634	3,455
Agricultural	525	471
BART, public street and highway lighting	205	193
Other electric utilities	3	7
Sales from Energy Deliveries	19,914	19,034

Total Electric Customers at March 31	5,025,303	4,958,963

Bundled Gas Sales (in millions MCF)
Residential	79	82
Commercial	25	26
Industrial	-	-
Total Bundled Gas Sales	104	108
Transportation Only	115	133
Total Gas Sales	219	241

Total Gas Customers at March 31	4,201,151	4,132,323

Sources of Electric Energy (in millions kWh)
Utility Generation
Nuclear	4,805	4,653
Hydro (net)	3,738	2,947
Fossil	266	242
Total Utility Generation	8,809	7,842
Purchased Power
Qualifying Facilities	3,590	4,354
Irrigation Districts	1,655	498
Other Purchased Power	206	154
Spot Market Purchases/Sales, net	37	(19)
Total Purchased Power	5,488	4,987
Delivery from DWR	4,796	5,044

Delivery to Direct Access Customers	1,981	2,102

Others (includes energy loss)	(1,160)	(941)

Total Electric Energy Delivered	19,914	19,034

Diablo Canyon Performance
Overall capacity factor (including refuelings)	103%	99%
Refueling outage period	None	None
Refueling outage duration during the period (days)	-	-

Table 7: PG&E Corporation 2006 Earnings per Common Share (EPS) Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.40	$2.50

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.40	$2.50

 Table 8: PG&E Corporation 2007 Earnings per Common Share (EPS) Guidance

	Low	High
EPS Guidance on an Earnings from Operations Basis	$2.65	$2.75

Estimated Items Impacting Comparability	$0.00	$0.00

EPS Guidance on a GAAP Basis	$2.65	$2.75

Management's statements regarding 2006 and 2007 guidance for earnings from operations per share for PG&E Corporation constitute forward-looking statements that are based on current expectations and assumptions which management believes are reasonable, including that the Utility earns an authorized return on equity of 11.35% and that the Utility makes certain capital expenditures as projected. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

•	Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility’s ability to earn its authorized rate of return;
•	How the Utility manages its responsibility to procure electric capacity and energy for its customers;
•	The adequacy and price of natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;
•
The operation of the Utility’s Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon;

•
Whether the Utility is able to recognize the anticipated cost benefits and savings to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;

•
The outcome of proceedings pending at the Federal Energy Regulatory Commission (FERC) and the CPUC, including the Utility's 2007 General Rate Case and the CPUC’s pending investigation into the Utility’s billing and collection practices;

•
How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC’s decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;

•	The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
•	Increased municipalization and other forms of bypass in the Utility’s service territory; and
•	Other factors discussed in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 9: Rate Base - Pacific Gas and Electric Company
(in billions)

	2005	2006	2007
	Recorded	Estimated	Estimated
Total Weighted Average Rate Base	$15.1	$15.9	$17.4

The estimate of rate base for 2006 and 2007 and the forecast of capital expenditures that the estimate is based on are forward looking statements that are subject to various risks and uncertainties, including whether the forecasted expenditures will be made or will be made within the time periods assumed. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 10: General Earnings Sensitivities for 2006 and 2007
PG&E Corporation and Pacific Gas and Electric Company

Variable	Description of Change	Estimated Earnings Impact for 2006	Estimated Earnings Impact for 2007

Rate base	+/- $100 million change in rate base [1]	+/- $6 million	+/- $6 million

Return on equity (ROE)	+/- 0.1% change in earned ROE	+/- $8 million	+/- $9 million

Share count	+/- 1% change in average shares	-/+ $0.02 per share	-/+ $0.03 per share

Revenues	+/- $7 million change in revenues (pre-tax), including Electric Transmission and California Gas Transmission	+/- $0.01 per share	+/- $0.01 per share

1    Assumes earning 11.35% on equity portion (52%).

These general earnings sensitivities that may affect 2006 and 2007 earnings are forward looking statements that are based on various assumptions that may prove to be inaccurate. Actual results may differ materially. For a discussion of the factors that may affect future results, see the discussion of risk factors in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 11: Cash Flow Sources and Uses
Year-to-Date 2006
PG&E Corporation Consolidated
(in millions)

Cash and Cash Equivalents, January 1, 2006	$713

Sources of Cash
Cash from operations	$1,129
Decrease in restricted cash	52
Common stock issued	66
Other	126
$1,373

Uses of Cash
Capital expenditures	576
Proceeds from and investments in nuclear decommissioning trust, net	42
Net repayments under credit facilities	260
Rate reduction bonds matured	74
Energy recovery bonds matured	56
Common stock repurchased	58
Preferred dividends paid	3
Common stock dividends paid	114
$1,183

Cash and Cash Equivalents, March 31, 2006	$903

Source: PG&E Corporation’s Condensed Consolidated Statements of Cash Flows included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 12: PG&E Corporation’s and Pacific Gas and Electric Company’s Consolidated Cash Position
First Quarter 2006 vs. First Quarter 2005
(in millions)

	2006	2005	Change
Cash Flow from Operating Activities (YTD March 31)
PG&E Corporation	$35	$14	$21
Pacific Gas and Electric Company	1,094	938	156
	$1,129	$952	$177

Consolidated Cash Balance (at March 31)
PG&E Corporation	$299	$325	$(26)
Pacific Gas and Electric Company	604	1,056	(452)
	$903	$1,381	$(478)

Consolidated Restricted Cash Balance (at March 31)
PG&E Corporation	$-	$1	$(1)
Pacific Gas and Electric Company	1,494	1,857	(363)
	$1,494	$1,858	$(364)

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and the Form 10-Q for the quarter ended March 31, 2005, included as exhibit 99.3 to the Current Report on Form 8-K filed on October 28, 2005. (The Form 10-Q for the quarter ended March 31, 2005 was revised to show the reclassification of restricted cash for the quarter ended March 31, 2005.)

Table 13: PG&E Corporation’s and Pacific Gas and Electric Company’s Long-Term Debt
2006 vs. 2005
(in millions)

	Balance At
	March 31, 2006	December 31, 2005
PG&E Corporation
Convertible subordinated notes, 9.50%, due 2010	$280	$280

Utility
Senior notes
3.60% to 6.05% bonds, due 2009-2034	5,100	5,100
Unamortized discount, net of premium	(17)	(17)
Total senior notes	5,083	5,083
Pollution control bond loan agreements, variable rates[1], due 2026[2]	614	614
Pollution control bond loan agreement, 5.35%, due 2016	200	200
Pollution control bond loan agreements, 3.50%, due 2023[3]	345	345
Pollution control bond loan agreements, variable rates[4], due 2016-2026	454	454
Other	2	2
Less: current portion	(2)	(2)
	6,696	6,696
Total consolidated long-term debt, net of current portion	$6,976	$6,976

[1]	At March 31, 2006, interest rates on these loans ranged from 3.15% to 3.19%.
[2]
These bonds are supported by $620 million of letters of credit which expire on April 22, 2010. Although the stated maturity date is 2026, the bonds will remain outstanding only if the Utility extends or replaces the letters of credit.

[3]	These bonds are subject to a mandatory tender for purchase on June 1, 2007 and the interest rates for these bonds are set until that date.
[4]	At March 31, 2006, interest rates on these loans ranged from 2.70% to 3.29%.

Table 14: PG&E Corporation and Pacific Gas and Electric Company Repayment Schedule and Interest Rates - Long-Term Debt, Energy Recovery Bonds and Rate Reduction Bonds
(in millions, except interest rates)

	2006	2007	2008	2009	2010	Thereafter	Total

Long-term debt:
PG&E Corporation
Average fixed interest rate	-	-	-	-	9.50%		9.50%
Fixed rate obligations	$-	$-	$-	$-	$280		$$280
Utility
Average fixed interest rate	-	3.50%	-	3.60%		5.56%	5.22%
Fixed rate obligations	$-	$345 [1]	$-	$600		$$4,683	$5,628
Variable interest rate as of March 31, 2006	-	-	-	-	3.16%	3.07%	3.12%
Variable rate obligations	$-	$-	$-	$-	$614 [2]	$454	$1,068
Other	$2	$-	$-	$-	$-	$-	$2
Total consolidated long-term debt	$2	$345	$-	$600	$894	$5,137	$6,978

Utility
Average fixed interest rate	6.45%	6.48%	-	-	-	-	6.47%
Rate reduction bonds	$216	$290	$-	$-	$-	$-	$506
Average fixed interest rate	4.08%	4.19%	4.19%	4.36%	4.49%	4.63%	4.39%
Energy recovery bonds	$259	$340	$354	$370	$386	$827	$2,536

[1]
The $345 million pollution control bonds, due in 2023, are subject to a mandatory tender for purchase on June 1, 2007. Under the loan agreement, unless the Utility remarkets the bonds by June 1, 2007, the bonds will either be returned to the bondholders and bear interest at a daily rate equal to 10% or the Utility has the option to redeem the bonds. Accordingly, these bonds are classified for repayment purposes in 2007.

[2]
The $614 million pollution control bonds, due in 2026, are backed by letters of credit which expire on April 22, 2010. The Utility will be subject to a mandatory redemption unless the letters of credit are extended or replaced. Accordingly, the bonds have been classified for repayment purposes in 2010.

Table 15: PG&E Corporation
Condensed Consolidated Statements of Income
(in millions, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2006	2005
Operating Revenues
Electric	$1,863	$1,660
Natural gas	1,285	1,009
Total operating revenues	3,148	2,669
Operating Expenses
Cost of electricity	530	396
Cost of natural gas	873	620
Operating and maintenance	862	767
Depreciation, amortization and decommissioning	414	385
Total operating expenses	2,679	2,168
Operating Income	469	501
Interest income	23	21
Interest expense	(154)	(161)
Other expense, net	-	(1)
Income Before Income Taxes	338	360
Income tax provision	124	142
Net Income	$214	$218
Weighted Average Common Shares Outstanding, Basic	344	388
Net Earnings Per Common Share, Basic	$0.61	$0.55
Net Earnings Per Common Share, Diluted	$0.60	$0.54
Dividends Declared Per Common Share	$0.33	$0.30

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 16: PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
	March 31, 2006	December 31, 2005
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$903	$713
Restricted cash	1,494	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $40 million in 2006 and $77 million in 2005)	2,121	2,422
Regulatory balancing accounts	999	727
Inventories:
Gas stored underground and fuel oil	81	231
Materials and supplies	137	133
Income taxes receivable	-	21
Prepaid expenses and other	256	187
Total current assets	5,991	5,980
Property, Plant and Equipment
Electric	22,733	22,482
Gas	8,858	8,794
Construction work in progress	897	738
Other	15	16
Total property, plant and equipment	32,503	32,030
Accumulated depreciation	(12,249)	(12,075)
Net property, plant and equipment	20,254	19,955
Other Noncurrent Assets
Regulatory assets	5,361	5,578
Nuclear decommissioning funds	1,761	1,719
Other	707	842
Total other noncurrent assets	7,829	8,139
TOTAL ASSETS	$34,074	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 16 (continued): PG&E Corporation
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	March 31, 2006	December 31, 2005
	(Unaudited)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings	$-	$260
Long-term debt, classified as current	2	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	343	316
Accounts payable:
Trade creditors	760	980
Disputed claims and customer refunds	1,731	1,733
Regulatory balancing accounts	1,057	840
Other	470	441
Interest payable	441	473
Income taxes payable	229	-
Deferred income taxes	195	181
Other	1,555	1,416
Total current liabilities	7,073	6,932
Noncurrent Liabilities
Long-term debt	6,976	6,976
Rate reduction bonds	216	290
Energy recovery bonds	2,193	2,276
Regulatory liabilities	3,392	3,506
Asset retirement obligations	1,611	1,587
Deferred income taxes	3,046	3,092
Deferred tax credits	111	112
Other	1,847	1,833
Total noncurrent liabilities	19,392	19,672
Commitments and Contingencies
Preferred Stock of Subsidiaries	252	252
Preferred Stock
Preferred stock, no par value, authorized 80,000,000 shares, $100 par value, authorized 5,000,000 shares, none issued	-	-
Common Shareholders’ Equity
Common stock, no par value, authorized 800,000,000 shares, issued 370,282,838 common and 1,349,490 restricted shares in 2006 and 366,868,512 common and 1,399,990 restricted shares in 2005	5,844	5,827
Common stock held by subsidiary, at cost, 24,665,500 shares	(718)	(718)
Unearned compensation	-	(22)
Reinvested earnings	2,239	2,139
Accumulated other comprehensive loss	(8)	(8)
Total common shareholders’ equity	7,357	7,218
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,074	$34,074

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 17: PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)
(Unaudited)

	Three Months Ended March 31,
	2006	2005
Cash Flows From Operating Activities
Net income	$214	$218
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	402	385
Deferred income taxes and tax credits, net	(30)	(63)
Other deferred charges and noncurrent liabilities	58	(45)
Net effect of changes in operating assets and liabilities:
Accounts receivable	303	169
Inventories	146	90
Accounts payable	(124)	(115)
Accrued taxes	250	202
Regulatory balancing accounts, net	(55)	254
Other current assets	(80)	(14)
Other current liabilities	16	(168)
Other	29	39
Net cash provided by operating activities	1,129	952
Cash Flows From Investing Activities
Capital expenditures	(576)	(349)
Net proceeds from sale of assets	3	11
Decrease in restricted cash	52	122
Proceeds from nuclear decommissioning trust sales	435	1,675
Purchases of nuclear decommissioning trust investments	(477)	(1,673)
Other	11	24
Net cash used in investing activities	(552)	(190)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility	50	-
Repayments under working capital facility and accounts receivable facility	(310)	(300)
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	-	1,874
Long-term debt matured, redeemed or repurchased	-	(902)
Rate reduction bonds matured	(74)	(74)
Energy recovery bonds matured	(56)	-
Preferred stock with mandatory redemption provisions redeemed	-	(2)
Common stock issued	66	120
Common stock repurchased	(58)	(1,065)
Preferred dividends paid	(3)	(4)
Common stock dividends paid	(114)	-
Other	112	-

Table 17 (continued): PG&E Corporation
Condensed Consolidated Statements of Cash Flows
(in millions)

	Three Months Ended March 31,
	2006	2005

Net cash used in financing activities	(387)	(353)
Net change in cash and cash equivalents	190	409
Cash and cash equivalents at January 1	713	972
Cash and cash equivalents at March 31	$903	$1,381

Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$6
Cash paid for:
Interest (net of amounts capitalized)	167	267
Income taxes refunded, net	(103)	(14)
Supplemental disclosures of noncash investing and financing activities
Common stock dividends declared but not yet paid	$114	$111

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 18: Pacific Gas and Electric Company
Condensed Consolidated Statements of Income
(in millions)
(Unaudited)

	Three Months Ended March 31,
	2006	2005
Operating Revenues
Electric	$1,863	$1,660
Natural gas	1,285	1,009
Total operating revenues	3,148	2,669
Operating Expenses
Cost of electricity	530	396
Cost of natural gas	873	620
Operating and maintenance	862	773
Depreciation, amortization and decommissioning	413	385
Total operating expenses	2,678	2,174
Operating Income	470	495
Interest income	19	20
Interest expense	(146)	(154)
Other income, net	6	4
Income Before Income Taxes	349	365
Income tax provision	132	142
Net Income	217	223
Preferred stock dividend requirement	3	4
Income Available for Common Stock	$214	$219

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 19: Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions)

	Balance At
	March 31, 2006	December 31, 2005
	(Unaudited)

ASSETS
Current Assets
Cash and cash equivalents	$604	$463
Restricted cash	1,494	1,546
Accounts receivable:
Customers (net of allowance for doubtful accounts of $40 million in 2006 and $77 million in 2005)	2,121	2,422
Related parties	1	3
Regulatory balancing accounts	999	727
Inventories:
Gas stored underground and fuel oil	81	231
Materials and supplies	137	133
Income tax receivable	-	48
Prepaid expenses and other	253	183
Total current assets	5,690	5,756
Property, Plant and Equipment
Electric	22,733	22,482
Gas	8,858	8,794
Construction work in progress	897	738
Total property, plant and equipment	32,488	32,014
Accumulated depreciation	(12,235)	(12,061)
Net property, plant and equipment	20,253	19,953
Other Noncurrent Assets
Regulatory assets	5,361	5,578
Nuclear decommissioning funds	1,761	1,719
Related parties receivable	22	23
Other	617	754
Total other noncurrent assets	7,761	8,074
TOTAL ASSETS	$33,704	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 19 (continued): Pacific Gas and Electric Company
Condensed Consolidated Balance Sheets
(in millions, except share amounts)

	Balance At
	March 31, 2006	December 31, 2005
	(Unaudited)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short term borrowings	$-	$260
Long-term debt, classified as current	2	2
Rate reduction bonds, classified as current	290	290
Energy recovery bonds, classified as current	343	316
Accounts payable:
Trade creditors	760	980
Disputed claims and customer refunds	1,731	1,733
Related parties	33	37
Regulatory balancing accounts	1,057	840
Other	457	423
Interest payable	435	460
Income taxes payable	154	-
Deferred income taxes	176	161
Other	1,407	1,255
Total current liabilities	6,845	6,757
Noncurrent Liabilities
Long-term debt	6,696	6,696
Rate reduction bonds	216	290
Energy recovery bonds	2,193	2,276
Regulatory liabilities	3,392	3,506
Asset retirement obligations	1,611	1,587
Deferred income taxes	3,177	3,218
Deferred tax credits	111	112
Other	1,702	1,691
Total noncurrent liabilities	19,098	19,376
Commitments and Contingencies
Shareholders’ Equity
Preferred stock without mandatory redemption provisions:
Nonredeemable, 5.00% to 6.00%, outstanding 5,784,825 shares	145	145
Redeemable, 4.36% to 5.00%, outstanding 4,534,958 shares	113	113
Common stock, $5 par value, authorized 800,000,000 shares, issued 279,624,823 shares	1,398	1,398
Common stock held by subsidiary, at cost, 19,481,213 shares	(475)	(475)
Additional paid-in capital	1,788	1,776
Reinvested earnings	4,801	4,702
Accumulated other comprehensive loss	(9)	(9)
Total shareholders’ equity	7,761	7,650
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$33,704	$33,783

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.

Table 20: Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)
(Unaudited)

	Three Months Endeed March 31,
	2006	2005
Cash Flows From Operating Activities
Net income	$217	$223
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, decommissioning and allowance for equity funds used during construction	401	385
Deferred income taxes and tax credits, net	(27)	(70)
Other deferred charges and noncurrent liabilities	55	(49)
Net effect of changes in operating assets and liabilities:
Accounts receivable	303	169
Inventories	146	90
Accounts payable	(124)	(115)
Accrued taxes	202	220
Regulatory balancing accounts, net	(55)	254
Other current assets	(80)	(11)
Other current liabilities	41	(168)
Other	15	10
Net cash provided by operating activities	1,094	938
Cash Flows From Investing Activities
Capital expenditures	(576)	(349)
Net proceeds from sale of assets	3	11
Decrease in restricted cash	52	123
Proceeds from nuclear decommissioning trust sales	435	1,675
Purchases of nuclear decommissioning trust investments	(477)	(1,673)
Other	11	24
Net cash used in investing activities	(552)	(189)
Cash Flows From Financing Activities
Borrowings under accounts receivable facility	50	-
Repayments under working capital facility and accounts receivable facility	(310)	(300)
Proceeds from issuance of energy recovery bonds, net of issuance costs of $14 million in 2005	-	1,874
Long-term debt matured, redeemed or repurchased	-	(900)
Rate reduction bonds matured	(74)	(74)
Energy recovery bonds matured	(56)	-
Common stock dividends paid	(115)	(110)
Preferred dividends paid	(3)	(4)
Preferred stock with mandatory redemption provisions redeemed	-	(2)
Common stock repurchased	-	(960)
Other	107	-
Net cash used in financing activities	(401)	(476)
Net change in cash and cash equivalents	141	273
Cash and cash equivalents at January 1	463	783
Cash and cash equivalents at March 31	$604	$1,056

Table 20 (continued): Pacific Gas and Electric Company
Condensed Consolidated Statements of Cash Flows
(in millions)

	Three Months Ended March 31,
	2006	2005
Supplemental disclosures of cash flow information
Cash received for:
Reorganization interest income	$-	$6
Cash paid for:
Interest (net of amounts capitalized)	154	169
Income taxes refunded, net	(42)	-

Source: PG&E Corporation’s and Pacific Gas and Electric Company’s Condensed Consolidated Financial Statements and Notes thereto included in PG&E Corporation’s and Pacific Gas and Electric Company's combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.